SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

November 20, 2013

Date of Report (Date of Earliest Event Reported)

Primco Management, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	333-173119	27-3696297
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 Century Park East
6th Floor, Suite 73, Century City, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 407-5452

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On November 20, 2013, the registrant entered into an equity purchase agreement with Southridge Partners II, LP, a Delaware limited partnership (“Southridge’).  Under this agreement, Southridge shall purchase up to $10,000,000 of the registrant’s common shares.   The registrant will deliver a written Put Notice to Southridge specifying the number of shares, per tranche, that Southridge shall purchase under this agreement.  The registrant will then promptly deliver the required estimated number of shares under each Put to the Southridge brokerage account.  Shares purchased under this agreement will be valued at 90% of the lowest market price for the five trading days prior to the depositing by registrant of the estimated shares.

On November 20, 2013, the registrant also entered into a registration rights agreement with Southridge.  Under this agreement, the registrant will provide certain registration rights to Southridge under the Securities Act of 1933.  The registrant is under the obligation to prepare and file a registration statement for all the shares to be purchased under the equity purchase agreement.

In addition, on November 20, 2013, as part of the equity purchase agreement, the registrant issued two promissory notes to Southridge in the principal amounts of $100,000 and $35,000 respectively with an interest rate of 8% per annum..  These notes do not have any registration rights.  The $100,000 promissory note matures on June 30, 2014.  The $35,000 note is a convertible note and is due August 20, 2014.  It is convertible prior to maturity for common shares at a 42% discount from the lowest closing bid price in the 19 trading days prior to the conversion request.  In the event of a default, the remaining principal and interest will be due immediately and payable within five days of notice.

Item 2.03 – Creation of a Direct Financial Obligation

On November 20, 2013, the registrant issued two promissory notes to Southridge as described above.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits:

10.1 – Equity purchase agreement between Primco Management Inc. and Southridge Partners II, LP entered into on November 20, 2013.

10.2 – Registration Rights Agreement between Primco Management Inc. and Southridge Partners II, LP entered into on November 20, 2013.

10.3 – Promissory note for $100,000 issued to Southridge Partners II, LP on November 20, 2013 by Primco Management Inc.

10.4 – Promissory note for $35,000 issued to Southridge Partners II, LP on November 20, 2013 by Primco Management Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Primco Management Inc.

By:

/s/ David Michery

David Michery

Chief Executive Officer

Dated:  November 26, 2013